UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 30, 2021, Midas OpCo Holdings LLC (the “Issuer”), a subsidiary of Stagwell Inc. (the “Company”), completed its offering of an additional $100 million of the Issuer’s 5.625% senior unsecured notes due 2029 (the “New Notes”). The New Notes were issued pursuant to an indenture, dated as of August 20, 2021 (the “Indenture”), among the Issuer, each of the Company’s subsidiaries signatory thereto, as guarantors (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under which the Issuer previously issued $1 billion in aggregate principal amount of its 5.625% senior unsecured notes due 2029 on August 20, 2021 (the “Original Notes”). The New Notes are an additional issuance of the Original Notes under the Indenture and will be treated as a single series with the Original Notes for all purposes under the Indenture. The description of the Indenture included in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 20, 2021 is incorporated herein by reference.

The full text of the Indenture, which is filed hereto as Exhibit 4.1, is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01	Other Items

On August 30, 2021, the Company issued a press release announcing that the Issuer had completed its offering of the New Notes to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of August 20, 2021, among the Issuer, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 25, 2021)
4.2	Form of 5.625% Senior Note due 2029 (included in Exhibit 4.1)
99.1	Press release of Stagwell Inc., dated August 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer